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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: May 28, 2004
                 (Date of earliest event reported: May 20, 2004)

                             DND TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                    333-42936                87-0631750
 (State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)

               375 E. Elliot Rd., Bldg. 6, Chandler, Arizona 85225 (Address of principal executive offices) (Zip Code)

                                 (480) 892-7020
                         (Registrant's telephone number)

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ITEM 5. OTHER EVENTS

On May 20, 2004, DND Technologies, Inc. (the "Registrant") announced its operating results for the first quarter of 2004. The press release is included in this report as Exhibit 99.1.

ITEM 7. EXHIBITS

99.1 DND Technologies, Inc. Press Release, dated May 20, 2004 - DND Technologies Reports Record Results for First Quarter 2004.

                                   SIGNATURES

      In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 28, 2004

                                   DND Technologies, Inc., a Nevada corporation


                                   By: /s/ Dennis Key
                                       ------------------------------
                                       Dennis Key, CFO